                                                                   EXHIBIT 10.85

                                                                       Exhibit A


                       FIRST AMENDMENT TO LEASE AGREEMENT


          FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment"), dated as of September __, 1997, among Atlas Freighter Leasing, Inc., as Lessor (the "Lessor"), Atlas Air, Inc., as Lessee (the "Lessee") and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms defined in the Lease Agreement shall have the same meaning when used herein unless otherwise defined herein.


                              W I T N E S S E T H:


          WHEREAS, the Lessee and Lessor have entered into six Lease Agreements each dated as of May 29, 1997 for the aircraft described in Schedule I attached hereto (individually a "Lease Agreement" and collectively, the "Lease Agreements");

          WHEREAS, the Lessee has issued $150 million in aggregate principal amount of 10-3/4% unsecured Senior Notes due 2005;

          WHEREAS, Atlas Freighter Leasing II, Inc. a subsidiary of Lessee ("AFL II") has entered into a Credit Agreement, dated as of September 5, 1997, among AFL II, Agent, as administrative agent and Goldman Sachs Credit Partners L.P., as syndication agent (the "AFL II Credit Agreement");

          WHEREAS, in connection with the AFL II Credit Agreement, AFL II, as lessor, has entered into four leases, dated the date hereof, with Atlas Air, Inc. as lessee (the "AFL II Leases", together with the AFL II Credit Agreement the "Transaction"); and

          WHEREAS, in order to effect the Transaction, the parties hereto wish to amend the Lease Agreements as set forth below;


          NOW, THEREFORE, it is agreed:

          1. The Lease Agreements shall be amended by inserting the following new definitions in alphabetical order:

          "AFL II" means Atlas Freighter Leasing II, Inc., a Delaware corporation.

          "AFL II Aircraft" means (i) four Boeing 747-200 aircraft (including the engines attached thereto) and (ii) nine General Electric CF6-50E2 engines.

          "AFL II Credit Agreement" shall mean the Credit Agreement, dated as of September 5, 1997, by and among AFL II, as Borrower, the Lenders listed therein from time to time, Goldman Sachs Credit Partners L.P., as Syndication Agent and Bankers Trust Company, as Administrative Agent as such agreement may be amended, modified, waived, or supplemented from time to time.

          "AFL II Leases" shall mean the Leases as such term is defined in the AFL II Credit Agreement.

          "AFL II Restructuring" means the following transactions which shall occur on September 5, 1997: (i) the contribution of the AFL II Aircraft to AFL II as a capital contribution, (ii) the incurrence of indebtedness pursuant to the AFL II Credit Agreement and the simultaneous repayment of amounts outstanding under the Amended Aircraft Credit Facility which are secured by the AFL II Aircraft and (iii) the entering into of the AFL II Leases.

          "Senior Notes Documents" means the Indenture, dated as of August 13, 1997 between Atlas Air, Inc. and State Street Bank and Trust Company relating to the 10 3/4% $150 million Senior Notes due 2005 of Lessee (the "Senior Notes") and any and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Lease.

          2. The Lease Agreements shall be amended by replacing the definition of "Consolidated Adjusted EBITDA" with the following:

          "Consolidated Adjusted EBITDA" means, for any period, (I) the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income,
     (iv) total depreciation expense, (v) total amortization expense, (vi) other non-cash items reducing Consolidated Net Income less other non-cash items increasing Consolidated Net Income Less (II) all cash expenditures reducing reserves appearing on the June 30, 1997 balance sheet of Atlas, all of the foregoing as determined on a consolidated basis for Lessee and its Subsidiaries in conformity with GAAP.

          3. The definition of "Consolidated Interest Expense" shall be amended in the Lease Agreements by inserting after the words "Interest Rate Agreements" and immediately prior to the period the following phrase:

     and Currency Agreements, but excluding, however, any amounts referred to in subsection 2.3 of the Amended Aircraft Credit Facility on or before the Third Amended and Restated Closing Date (as such term is defined in the Amended Aircraft Credit Facility)

          4. The definition of "Consolidated Rental Payments" shall be amended in the Lease Agreement by inserting, at the end of the definition, the following new sentence:

          For the avoidance of doubt, all rental payments to AFL II and Lessor shall not be included in Consolidated Rental Payments.

          5. The definition of "Designated Indebtedness" shall be amended in the Lease Agreements by inserting after the phrase "the Nationsbank Agreement," the phrase "the AFL II Credit Agreement, the Senior Notes Documents".

          6. The definition of "Material Agreement" shall be amended in the Lease Agreements by inserting after the phrase "the Nationsbank Agreement", the phrase "the AFL II Credit Agreement, the AFL II Leases, the Senior Notes Documents".

          7. The definition of "Permitted Encumbrances" shall be amended in the Lease Agreements by: (I) renumbering "(xii)" to "(xiv)" and (II) inserting new clauses (viii), (xii) and (xiii) as follows:

          (viii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of: (I) Sections 4(d) and 4(e) of the Aircraft Chattel Mortgages, (II) Sections 4(d) and 4(e) of the aircraft chattel mortgages entered into in connection with the AFL II Credit Agreement and (III) Sections 4(d) and 4(e) of the aircraft chattel mortgages entered into in connection with the Amended Aircraft Credit Facility;

          (xii) Liens arising pursuant to the AFL II Credit Agreement; provided that such Liens do not encumber any assets other than the AFL II Aircraft and other assets of AFL II;

          (xiii) Liens securing Indebtedness incurred in accordance with Section 7(a)(8); and

          8. The definition of "Permitted Extension Indebtedness" shall be amended in the Lease Agreements by inserting in clause "(ii)" the word "reasonably" after the word "Lessee" and immediately prior to the word "incurred".

          9. The definition of "Person" shall be amended in the Lease Agreements by inserting the words "limited liability companies," after the words "general partnerships" and immediately prior to the words "joint stock companies".

          10. The Lease Agreements shall be amended by replacing the definition of "Second Amended and Restated Credit Agreement" with the following in appropriate alphabetical order:

          "Amended Aircraft Credit Facility" means the Third Amended and Restated Credit Agreement, dated as of September 5, 1997, among Atlas Air, Inc., as Borrower, the Lenders listed therein, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Bankers Trust Company, as Administrative Agent without giving effect to any amendments, modifications, supplements or waivers thereof.

          11. The Lease Agreements shall be amended by replacing the second sentence of subsection 6(d) with the following sentence:

          Lessee will maintain or cause to be maintained, with insurers of recognized responsibility and reputation, insurance with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage (including, without limitation, flood insurance, if necessary or advisable) of the kinds customarily carried or maintained under similar circumstances by corporations engaged in similar businesses.

          12. The Lease Agreements shall be amended by inserting in the first sentence of subsection 6(e) the phrase ", with the permission of Lessee which shall not be unreasonably withheld," immediately prior to the phrase "to make copies and take extracts therefrom,".

          13. The Lease Agreements shall be amended by inserting the following new subsection 7(a)(6):

          (6) so long as no Default or Lease Event of Default shall have occurred and be continuing or would result therefrom and Lessee delivers an Officers' Certificate to Lessor, Agent and Lenders, in form and substance reasonably satisfactory to Lessor and Agent, confirming that, on a Pro Forma Basis after giving effect to such incurrence of Indebtedness, (i) the ratio of Consolidated Total Debt (less Cash and Cash Equivalents held by Lessee in excess of $25 million) as of the last day of the most recently ended fiscal quarter (the "Determination Date") plus seven times Consolidated Rental Payments for the four fiscal quarter period ending on such Determination Date to Consolidated Adjusted EBITDA plus Consolidated Rental Payments for the four fiscal quarter period ending on such Determination Date does not exceed the ratio set forth in subsection 7(f)(ii) for the fiscal quarter in which such Indebtedness is to be incurred, (ii) the ratio of Consolidated Adjusted EBITDA for such four fiscal quarter period to Consolidated Interest Expense for such four fiscal quarter period is not less than the ratio set forth in subsection 7(f)(i) for the fiscal quarter in which such Indebtedness is to be incurred; and
     (iii) Lessee will be in compliance with all covenants set forth in subsection 7(f) hereof, Lessee and its Subsidiaries may incur Other Permitted Indebtedness;

          14. The Lease Agreements shall be amended by inserting in the beginning of subsection 7(a)(8) the phrase "and its Subsidiaries" immediately following the word "Lessee".

          15. The Lease Agreements shall be amended by inserting the following new subsections 7(a)(10) - (12):

          (10) Lessee may become and remain liable with respect to Indebtedness under the Nationsbank Agreement;

          (11) AFL II may become and remain liable with respect to all the obligations under AFL II Credit Agreement and Lessee may become and remain liable with respect to the AFL II Leases; and

          (12) Lessee may become and remain liable with respect to the Senior Notes.

          16. The Lease Agreements shall be amended in subsection 7(B)(b) by:
(I) inserting the phrase "and (iv) pursuant to the AFL II Credit Agreement" after the words "Special Purpose Subsidiaries" and (II) replacing the word "and" immediately following the word "hereto" and immediately prior to the "(iii)" with a comma.

          17. The Lease Agreements shall be amended by replacing subsection 7(c)(vi) with the following new subsection 7(c)(vi):

          (vi) Lessee and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed $15 million at any time outstanding.

          18. The Lease Agreements shall be amended by inserting the following new subsection 7(d)(6):

          (6) Lessee and its Subsidiaries may become and remain liable with respect to Contingent Obligations to the extent such Contingent Obligations are permitted pursuant to subsections 7(i) and 7(j).

          19. The Lease Agreements shall be amended by inserting the following amended subsection 7(e)(2) and new subsection 7(e)(4):

          (2) Lessee may make Restricted Junior Payments with respect to its Common Stock in an amount not to exceed in any fiscal year, the lesser of 25% of Consolidated Net Income for such fiscal year and $10 million;

          (4) Lessee may repurchase its Common Stock in an amount not to exceed in any fiscal year $15 million for purposes of establishing or contributing to an employee benefit plan; provided that any such repurchased Common Stock resold to employees of Lessee shall, to the extent of the price paid for such Common Stock by such employee, be excluded from the calculation of the $15 million limit set forth above.

          20. The Lease Agreements shall be amended by inserting the following new subsection 7(f):

(f)  Financial Covenants.

     (i) Minimum Interest Coverage Ratio. Lessee shall not permit the ratio of
(i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period ending as of the last day of any fiscal quarter of Lessee set forth below to be less than the correlative ratio indicated:

=============================================================================
       Fiscal Quarter                       Minimum Interest
           Ending                            Coverage Ratio
-----------------------------------------------------------------------------
June 30, 1997                                    1.90:1.00
-----------------------------------------------------------------------------
September 30, 1997                               1.90:1.00
-----------------------------------------------------------------------------
December 31, 1997                                1.90:1.00
-----------------------------------------------------------------------------
March 31, 1998                                   1.90:1.00
-----------------------------------------------------------------------------
June 30, 1998                                    1.90:1.00
-----------------------------------------------------------------------------
September 30, 1998                               1.90:1.00
-----------------------------------------------------------------------------
December 31, 1998                                1.90:1.00
-----------------------------------------------------------------------------
March 31, 1999                                   1.90:1.00
-----------------------------------------------------------------------------
June 30, 1999                                    1.90:1.00
-----------------------------------------------------------------------------
September 30, 1999                               2.00:1.00
-----------------------------------------------------------------------------
December 31, 1999                                2.00:1.00
-----------------------------------------------------------------------------
March 31, 2000                                   2.10:1.00
-----------------------------------------------------------------------------
June 30, 2000                                    2.10:1.00
-----------------------------------------------------------------------------
September 30, 2000                               2.20:1.00
-----------------------------------------------------------------------------
December 31, 2000                                2.20:1.00
-----------------------------------------------------------------------------
March 31, 2001                                   2.20:1.00
-----------------------------------------------------------------------------
June 30, 2001                                    2.20:1.00
-----------------------------------------------------------------------------
September 30, 2001                               2.30:1.00
-----------------------------------------------------------------------------
December 31, 2001                                2.30:1.00
-----------------------------------------------------------------------------
March 31, 2002                                   2.40:1.00
-----------------------------------------------------------------------------
June 30, 2002                                    2.40:1.00
-----------------------------------------------------------------------------
September 30, 2002                               2.50:1.00
-----------------------------------------------------------------------------
December 31, 2002                                2.50:1.00
-----------------------------------------------------------------------------
March 31, 2003                                   2.60:1.00
-----------------------------------------------------------------------------
Thereafter                                       2.70:1.00
=============================================================================

     (ii) Maximum Leverage Ratio. Lessee shall not permit the ratio of (i) Consolidated Total Debt at the end of any four fiscal quarter period ending during one of the periods set forth below (less Cash and Cash Equivalents held by Lessee in excess of $25 million as of such date) plus seven times Consolidated Rental Payments for such four fiscal quarter period to (ii) Consolidated Adjusted EBITDA plus Consolidated Rental Payments for such four fiscal quarter period to exceed the correlative ratio indicated below:

=====================================================================
       Fiscal Quarter                           Maximum
           Ending                           Leverage Ratio
---------------------------------------------------------------------
June 30, 1997                                  5.75:1.00
---------------------------------------------------------------------
September 30, 1997                             6.25:1.00
---------------------------------------------------------------------
December 31, 1997                              6.75:1.00
---------------------------------------------------------------------
March 31, 1998                                 6.75:1.00
---------------------------------------------------------------------
June 30, 1998                                  7.00:1.00
---------------------------------------------------------------------
September 30, 1998                             7.00:1.00
---------------------------------------------------------------------
December 31, 1998                              6.75:1.00
---------------------------------------------------------------------
March 31, 1999                                 6.50:1.00
---------------------------------------------------------------------
June 30, 1999                                  6.25:1.00
---------------------------------------------------------------------
September 30, 1999                             5.75:1.00
---------------------------------------------------------------------
December 31, 1999                              5.75:1.00
---------------------------------------------------------------------
March 31, 2000                                 5.75:1.00
---------------------------------------------------------------------
June 30, 2000                                  5.50:1.00
---------------------------------------------------------------------
September 30, 2000                             5.50:1.00
---------------------------------------------------------------------
December 31, 2000                              5.25:1.00
---------------------------------------------------------------------
March 31, 2001                                 5.25:1.00
---------------------------------------------------------------------
June 30, 2001                                  5.25:1.00
---------------------------------------------------------------------
September 30, 2001                             5.00:1.00
---------------------------------------------------------------------
December 31, 2001                              5.00:1.00
---------------------------------------------------------------------

---------------------------------------------------------------------
March 31, 2002                                 4.75:1.00
---------------------------------------------------------------------
June 30, 2002                                  4.75:1.00
---------------------------------------------------------------------
September 30, 2002                             4.50:1.00
---------------------------------------------------------------------
December 31, 2002                              4.50:1.00
---------------------------------------------------------------------
March 31, 2003                                 4.50:1.00
---------------------------------------------------------------------
Thereafter                                     4.25:1.00
=====================================================================


     (iii) Minimum Consolidated Net Worth. Lessee shall not permit Consolidated Net Worth at any time during any of the periods set forth below to be less than the correlative amount indicated:


=====================================================================
                                               Minimum
             Period                         Consolidated
                                              Net Worth
---------------------------------------------------------------------
fiscal year 1997                            $215 million
---------------------------------------------------------------------
fiscal year 1998                            $225 million
---------------------------------------------------------------------
fiscal year 1999                            $250 million
---------------------------------------------------------------------
fiscal year 2000                            $275 million
---------------------------------------------------------------------
fiscal year 2001                            $300 million
---------------------------------------------------------------------
fiscal year 2002                            $350 million
---------------------------------------------------------------------
fiscal year 2003                            $400 million
---------------------------------------------------------------------
fiscal year 2004                            $450 million
=====================================================================

          21. The Lease Agreements shall be amended in subsection 7(g)(5) by replacing the initial phrase immediately prior to the proviso with "Lessee may make acquisitions of the capital stock of another Person or all or substantially all of the assets of a division or line of business of another Person"

          22. The Lease Agreements shall be amended by inserting the following new subsection 7(g)(9):

          (9) Lessee shall be permitted to dispose of or acquire assets pursuant to the consolidation and relocation of its offices and operations to Colorado; provided that the aggregate consideration paid with respect to the acquisition of assets shall be in an amount not to exceed $20 million.

          23. The Lease Agreements shall be amended in subsection 7(i) by inserting after the phrase "the Consolidated Rental Payments at the time in effect during the then current fiscal year do not exceed $60 million plus" the following new phrase:

     , the amount of Consolidated Rental Payments made during such fiscal year in respect of up to four 747-400F aircraft, subject to the agreement dated June 9, 1997 between Lessee and The Boeing Company regarding the purchase of 10 new 747-400F aircraft, leased by the Lessee within twelve months following the September 5, 1997 plus

          24. The Lease Agreements shall be amended by adding at the end of subsection 7(l) the following new paragraph:

          Notwithstanding the foregoing, each of the Lessor and AFL II shall be permitted to issue preferred stock in an amount not to exceed $100,000 each to a third party.

          25. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that each of the representations and warranties contained in the Lease Agreements are true and correct in all material respects on the Amendment Effective Date both before and after giving effect to this Amendment.

          26. This Amendment shall become effective on the date (the "Amendment Effective Date") on which each of the following shall have occurred:

              (a) the Lessee and the Lessor shall have executed a counterpart hereof and shall have delivered same to the Agent by telecopier; and

              (b) the Lessor and the Agent shall have received an executed opinion of counsel satisfactory to Lessor and Agent stating that in the opinion of such counsel, such amendment to the Lease Agreements has been properly recorded or filed for record in all public offices in which such recording or filing is necessary to protect the right, title and interest of Lessor and Agent.

          27. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          28. The Amendment set forth herein is limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Lease Agreements or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Agent may now have or may have in the future under or in connection with the Lease Agreements, or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Lease Agreements shall continue in full force and effect.

          29. This Amendment may be executed in two or more counterparts which shall be deemed an original but all of which together shall constitute one and the same instrument.


                  [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                            ATLAS AIR, INC.,
                                             as Lessee


                                             By
                                                -------------------------------
                                                Name:
                                                Title:


                                             ATLAS FREIGHTER LEASING, INC.,
                                              as Lessor


                                             By
                                                -------------------------------
                                                Name:
                                                Title:


                                             BANKERS TRUST COMPANY,
                                               as Agent


                                             By
                                                -------------------------------
                                                Name:
                                                Title:

                                                                      SCHEDULE I
                                                              to First Amendment
                                                              to Lease Agreement

                            SCHEDULE OF AIRCRAFT




===================================================================================
Aircraft U.S.             Lease                     FAA
Registry No.          Agreement Date           Recording Date     Conveyance No.
-----------------------------------------------------------------------------------
N507MC                May 29, 1997             June 10, 1997        II008487
-----------------------------------------------------------------------------------
N508MC                May 29, 1997             June 10, 1997        II008485
-----------------------------------------------------------------------------------
N509MC                May 29, 1997             June 10, 1997        II008489
-----------------------------------------------------------------------------------
N516MC                May 29, 1997             June 10, 1997        II008491
-----------------------------------------------------------------------------------
N505MC                May 29, 1997             June 10, 1997        II008483
-----------------------------------------------------------------------------------
N808MC                May 29, 1997             June 10, 1997        II008493
===================================================================================